7. Subsequent events (Annual Report [Member])	12 Months Ended
Dec. 31, 2013
Annual Report [Member]
7. Subsequent events

note 7 – subsequent events

Date of management review – The Company has evaluated subsequent events through August 4, 2014, the date of which the financial statements were available to be issued.

On July 25, 2014, the Company filed a Certificate of Amendment which amended their Certificate of Incorporation, article number four. This amendment increased the total number of shares which the corporation is authorized to issue 125,000,000 shares of common stock and set the par value per share of common stock at $1 par value per share. In addition, the par value per share on the preferred stock was set at $.01 par value per share. The total number of preferred shares remained at 10,000,000 shares available to issue.